UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 14, 2010 (January 9, 2010)

MEDICAL CARE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-53665
(State or other jurisdiction of incorporation)	(Commission File No.)

22 Notting Hill Gate, Suite 127
London, UK X0 W11 3JE
(Address of principal executive offices and Zip Code)

011 44 207 526 2128
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINTIVE AGREEMENT

On January 9, 2010, we entered into an agreement with Great Union Corporation, a Hong Kong corporation (“GUC”), to acquire certain assets of GUC in consideration of 57,300,000 restricted shares of our common stock.

ITEM 1.02                      TERMINATINON OF A MATERIAL DEFINTIVE AGREEMENT

On January 9, 2010, we completed the agreement we entered into with Great Union Corporation, a Hong Kong corporation (“GUC”), to acquire certain assets of GUC in consideration of 57,300,000 restricted shares of our common stock.

ITEM 2.01                      ACQUISITION OR DISPOSTION OF ASSETS

On January 9, 2010, we completed the agreement we entered into with Great Union Corporation, a Hong Kong corporation (“GUC”), to acquire certain assets of GUC in consideration of 57,300,000 restricted shares of our common stock.

ITEM 3.02                      UNREGISTERED SALE OF EQUITY SECURITIES

On January 13, 2010 we completed the sale of 500,000 Units at an offering price of $0.20 per Unit and raised $100,000.00.  Each Unit was comprised of one share of common stock and one warrant. Each warrant entitles the holder to purchase one share of common stock at a price of $0.15 per share.  The warrant expires on January 15, 2012 and is no transferable.  The Units were sold pursuant to the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended.  Each transaction took place outside the United States of America with a non-US person.

ITEM 5.01      CHANGES IN CONTROL OF THE REGISTRANT

On January 9, 2010, we entered into an agreement with Great Union Corporation, a Hong Kong corporation (“GUC”), to acquire certain assets of GUC in consideration of 57,300,000 restricted shares of our common stock.    The amount of the consideration was certain assets set forth in the agreement.

The following table sets forth the total number of shares of common stock owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares immediately prior to the transaction described above. The stockholders listed below have direct ownership of his/her shares and possess sole voting and dispositive power with respect to the shares.

	Direct Amount of	Percent
Name of Beneficial Owner	Beneficial Owner	of Class

Patricia Traczykowski	57,500,000	58.14%
22 Notting Hill Gate, Suite 127 London, UK, X0 W11 3JE +44 207 526 2128

Michael Freeberg	0	0.00%
27240 Turnberry Lane, Suite 200
Valencia, CA 91355

Natasha Mercer	0	0.00%
27240 Turnberry Lane, Suite 200
Valencia, CA 91355

All officers and directors as	57,500,000	58.14%
a group (3 Individuals)

 The following table sets forth the total number of shares of common stock owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares immediately after the transaction described above. The stockholders listed below have direct ownership of his/her shares and possess sole voting and dispositive power with respect to the shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

	Direct Amount of	Percent
Name of Beneficial Owner	Beneficial Owner	of Class

Patricia Traczykowski	200,000	0.20%
27240 Turnberry Lane, Suite 200
Valencia, CA 91355

Michael Freeberg	0	0.00%
27240 Turnberry Lane, Suite 200
Valencia, CA 91355

Natasha Mercer	0	0.00%
27240 Turnberry Lane, Suite 200
Valencia, CA 91355

All officers and directors as	0	0.00%
a group (3 Individuals)

Great Union Corporation	57,300,000	50.41%
27240 Turnberry Lane, Suite 200
Valencia, CA 91355

            The following is a description of our securities:

Common Stock

Our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.00001 per share. The holders of our common stock:

*	have equal ratable rights to dividends from funds legally available if and when declared by our board of directors;
*	are entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs;
*	do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights; and
*	are entitled to one non-cumulative vote per share on all matters on which stockholders may vote.

               All shares of common stock now outstanding are fully paid for and non-assessable. We refer you to our Articles of Incorporation, Bylaws and the applicable statutes of the State of Nevada for a more complete description of the rights and liabilities of holders of our securities.

Non-cumulative voting

Holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in that event, the holders of the remaining shares will not be able to elect any of our directors.

Cash dividends

As of the date of this report, we have not paid any cash dividends to stockholders. The declaration of any future cash dividend will be at the discretion of our board of directors and will depend upon our earnings, if any, our capital requirements and financial position, our general economic conditions, and other pertinent conditions. It is our present intention not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in our business operations.

Preferred stock

We are authorized to issue 100,000,000 shares of preferred stock with a par value of $0.00001 per share. The terms of the preferred shares are at the discretion of the board of directors. Currently no preferred shares are issued and outstanding.

Anti-takeover provisions

There are no Nevada anti-takeover provisions that may have the affect of delaying or preventing a change in control.

Reports

We file reports with the SEC pursuant to Section 13 of the Securities Exchange Act of 1934. The reports are filed electronically.  You may review our reports at the SEC website at: www.sec.gov.

Stock transfer agent

Our stock transfer agent is Empire Stock Transfer, Inc., Empire Stock Transfer Inc.
1859 Whitney Mesa Dr, Henderson, NV 89014   Its telephone number is (702) 818-5898.

Changes in Control

There are no arrangements which may result in a change of control of Medical Care Technologies Inc.

Securities authorized for issuance under equity compensation plans.

We have no equity compensation plans.

ITEM 5.02	DEPARTURE OF CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS

On January 12, 2010, Patricia Traczykowski resigned as our president, principal executive officer, treasurer, principal financial officer, and principal accounting officer.  Ms. Traczykowski did not have any disagreements with us over policies, practices or procedures.  Ms. Traczykowski will continue a member of our board of directors.

On January 12, 2010, Michael Freeberg was appointed treasurer,  Mr. Freeberg is currently a member of our board of directors.

On January 12, 2010, Ning C. Wu was appointed president, principal executive officer, principal financial officer and principal accounting officer.    Mr. Wu was a partner and chief executive officer of GroupIT and was a partner and chief executive officer of Open Planet Enterprises Inc.

On January 14, 2010, Minh Nguyen was appointed as an chief operating officer.  Ms. Nguyen has more than seventeen years of experience working with start-up companies.

ITEM 7.01                      REGULATION FD DISCLOSURE

We announced on January 11, 2010 that Minh Nguyen was elected as an Advisory Board Member to the Company.

We announced on January 11, 2010 that we have reached a definitive agreement to acquire various technologies from Great Union Corporation, a private Hong Kong corporation.

We announced on January 12, 2010 that Ning C. Wu has joined MDCE as our new President, Chief Executive Officer, and Chief Financial Officer, effective immediately.

We announced on January 12, 2010 that we have completed a secure practice management system for medical clinics in China.

We announced on January 13, 2010 that we have commenced trials to include Continuous Glucose Monitoring (CGM) to our current Tele-HealthTM Suite.

We announced on January 13, 2010 that we have completed a non-brokered private placement of 500,000 units at a price of US$0.20 per unit for total proceeds of US$100,000.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Document Description

99.1	Press Release dated January 11, 2010
99.2	Press Release dated January 11, 2010
99.3	Press Release dated January 12, 2010
99.4	Press Release dated January 12, 2010
99.5	Press Release dated January 13, 2010
99.6	Press Release dated January 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 14th day of January 2010.

MEDICAL CARE TECHNOLOGIES INC.

BY:	NING C. WU
Ning C. Wu, President